UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2026

VINE HILL CAPITAL INVESTMENT CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42267	98-1794687
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 E Broward Blvd, Suite 900 Fort Lauderdale, FL	33394
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 848-2859

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	VCICU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	VCIC	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	VCICW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 24, 2026, Vine Hill Capital Investment Corp. (the “SPAC”) provided written notice to the Nasdaq Stock Market LLC (“Nasdaq”) of its intention to voluntarily withdraw the listing of its units, Class A ordinary shares and warrants from Nasdaq and that, following the completion of its previously announced business combination (the “Business Combination”) with CoinShares International Limited, a public company limited by shares organized under the laws of the Bailiwick of Jersey, Channel Islands (“CoinShares”), Odysseus Holdings Limited, a private company limited by shares organized under the laws of the Bailiwick of Jersey, Channel Islands (“Holdco”), SPAC expects the ordinary shares and warrants of Holdco to be listed on Nasdaq.

The Nasdaq listing and delisting are subject to the closing of the Business Combination and fulfillment of all Nasdaq listing requirements. The closing of the Business Combination is subject to the satisfaction of customary closing conditions.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As previously announced, on September 8, 2025, the SPAC, CoinShares, Holdco and Odysseus (Cayman) Limited, a Cayman Islands exempted company (“SPAC Merger Sub”), entered into a business combination agreement (the “Business Combination Agreement” and, the transactions contemplated by the Business Combination Agreement (the “Transactions”), subject to the terms and conditions of the Business Combination Agreement.

On February 27, 2026, in connection with the Business Combination, Holdco and CoinShares jointly filed with the U.S. Securities and Exchange Commission (the “SEC”) a Registration Statement on Form F-4 (No. 333-293885) (as amended from time to time, the “Registration Statement”) containing a proxy statement/prospectus (such proxy statement/prospectus in definitive form, and as supplemented by a supplement filed on March 19, 2026, the “Proxy Statement”), which Registration Statement was declared effective by the SEC on March 16, 2025, and the SPAC commenced mailing the Proxy Statement on March 16, 2026.

On March 27, 2026, the SPAC held an extraordinary general meeting of its shareholders (the “Shareholder Meeting”), at which holders of 16,526,920 Class A ordinary shares of the Company and 7,333,334 Class B ordinary shares of the Company (together, the “Ordinary Shares”), were present in person, virtually over the internet or by proxy, representing approximately 81.342% of the voting power of the Ordinary Shares as of March 2, 2026, the record date for the Shareholder Meeting, and constituting a quorum for the transaction of business at the Shareholder Meeting. The proposals listed below are described in more detail in the Proxy Statement.

At the Shareholder Meeting, the shareholders approved the Business Combination Proposal, the SPAC Merger Proposal, the Organizational Document Proposal, the Advisory Organizational Documents Proposals and the NTA Proposal (each as defined in the Proxy Statement, and collectively, the “Shareholder Proposals”).

The voting results for each of the Shareholder Proposals were as follows:

Proposal No. 1: The Business Combination Proposal

Ordinary Shares Voted For	Ordinary Shares Voted Against	Ordinary Shares Abstained
22,095,264	1,764,990	0

Proposal No. 2: The SPAC Merger Proposal

Ordinary Shares Voted For	Ordinary Shares Voted Against	Ordinary Shares Abstained
22,095,264	1,764,990	0

Proposal No. 3: The Organizational Document Combination Proposal

Ordinary Shares Voted For	Ordinary Shares Voted Against	Ordinary Shares Abstained
21,945,264	1,764,990	150,000

Proposal No. 4: The Advisory Organizational Documents Proposals

Advisory Organizational Document Proposal 4A

Ordinary Shares Voted For	Ordinary Shares Voted Against	Ordinary Shares Abstained
20,476,480	3,233,774	150,000

Advisory Organizational Document Proposal 4B

Ordinary Shares Voted For	Ordinary Shares Voted Against	Ordinary Shares Abstained
21,945,264	1,764,990	150,000

Advisory Organizational Document Proposal 4C

Ordinary Shares Voted For	Ordinary Shares Voted Against	Ordinary Shares Abstained
20,476,480	3,233,774	150,000

Advisory Organizational Document Proposal 4D

Ordinary Shares Voted For	Ordinary Shares Voted Against	Ordinary Shares Abstained
21,945,264	1,764,990	150,000

Proposal No. 5: The NTA Proposal

Ordinary Shares Voted For	Ordinary Shares Voted Against	Ordinary Shares Abstained
23,685,207	25,047	150,000

As there were sufficient votes to approve the above proposals, Proposal No. 6, the “Adjournment Proposal” described in the Proxy Statement was not presented to shareholders.

Item 8.01 Other Events.

Based on the approval of the Business Combination Proposal and the SPAC Merger Proposal at the Shareholder Meeting, on March 30, 2026, the SPAC will effect the merger of the SPAC with and into SPAC Merger Sub, with SPAC Merger Sub being the surviving entity as a direct, wholly-owned subsidiary of Holdco, and on March 31, 2026, SPAC Merger Sub will acquire CoinShares by way of a court sanctioned scheme of arrangement under Jersey law, pursuant to which CoinShares will become a direct, wholly-owned subsidiary of SPAC Merger Sub.

Based on the results of the Shareholder Meeting, and subject to the satisfaction or waiver of certain other closing conditions as described in the Proxy Statement, the Transactions are expected to be consummated promptly.

On March 27, 2026, the SPAC issued a press release with respect to the Business Combination relating to, among other things, the receipt of shareholder approval at the Shareholder Meeting. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated March 27, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 30, 2026

VINE HILL CAPITAL INVESTMENT CORP.

By:	/s/ Nicholas Petruska
Name:	Nicholas Petruska
Title:	Chief Executive Officer

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